MARTIN CURRIE INTERNATIONAL UNCONSTRAINED EQUITY FUND

Schedule of investments (unaudited)	February 29, 2020

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.4%
COMMUNICATION SERVICES - 4.6%
Interactive Media & Services - 4.6%
Tencent Holdings Ltd.	5,223	$257,627	(a)
CONSUMER DISCRETIONARY - 17.6%
Automobiles - 3.1%
Ferrari NV	1,119	176,830	(a)
Internet & Direct Marketing Retail - 2.9%
Alibaba Group Holding Ltd., ADR	776	161,408	*
Textiles, Apparel & Luxury Goods - 11.6%
adidas AG	668	186,117	(a)
Kering SA	372	213,586	(a)
Moncler SpA	6,458	252,399	(a)
Total Textiles, Apparel & Luxury Goods		652,102
TOTAL CONSUMER DISCRETIONARY		990,340
CONSUMER STAPLES - 8.4%
Food Products - 4.3%
Kerry Group PLC, Class A Shares	1,922	242,052	(a)
Personal Products - 4.1%
L’Oreal SA	857	230,486	(a)
TOTAL CONSUMER STAPLES		472,538
FINANCIALS - 8.8%
Insurance - 8.8%
AIA Group Ltd.	29,800	288,211	(a)
Beazley PLC	29,948	206,092	(a)
TOTAL FINANCIALS		494,303
HEALTH CARE - 23.7%
Biotechnology - 5.0%
CSL Ltd.	1,411	279,930	(a)
Health Care Equipment & Supplies - 15.2%
Coloplast A/S, Class B Shares	1,499	202,480	(a)
ResMed Inc.	19,350	310,784	(a)
Straumann Holding AG, Registered Shares	361	339,114	(a)
Total Health Care Equipment & Supplies		852,378
Life Sciences Tools & Services - 3.5%
Mettler-Toledo International Inc.	282	197,879	*
TOTAL HEALTH CARE		1,330,187
INDUSTRIALS - 16.5%
Building Products - 4.0%
Assa Abloy AB, Class B Shares	10,136	227,819	(a)

See Notes to Schedule of Investments.

MARTIN CURRIE INTERNATIONAL UNCONSTRAINED EQUITY FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2020

SECURITY	SHARES	VALUE
Machinery - 9.3%
Atlas Copco AB, Class A Shares	7,013	$251,716	(a)
Spirax-Sarco Engineering PLC	2,472	269,121	(a)
Total Machinery		520,837
Road & Rail - 3.2%
Canadian National Railway Co.	2,135	180,996
TOTAL INDUSTRIALS		929,652
INFORMATION TECHNOLOGY - 13.8%
Electronic Equipment, Instruments & Components - 4.7%
Hexagon AB, Class B Shares	4,929	265,277	(a)
Semiconductors & Semiconductor Equipment - 6.7%
ASML Holding NV	674	186,673	(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	18,437	189,039	(a)
Total Semiconductors & Semiconductor Equipment		375,712
Software - 2.4%
CyberArk Software Ltd.	1,308	136,948	*
TOTAL INFORMATION TECHNOLOGY		777,937
MATERIALS - 4.0%
Chemicals - 4.0%
Linde PLC	1,182	223,810	(a)
TOTAL INVESTMENTS - 97.4% (Cost - $4,308,470)		5,476,394
Other Assets in Excess of Liabilities - 2.6%		146,273
TOTAL NET ASSETS - 100.0%		$5,622,667

*	Non-income producing security.
(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation used in this schedule:
ADR – American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie International Unconstrained Equity Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely

Notes to Schedule of Investments (unaudited) (continued)

traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
			SIGNIFICANT
		OTHER SIGNIFICANT	UNOBSERVABLE
	QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)*	(LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$161,408	$828,932	—	$990,340
Health Care	197,879	1,132,308	—	1,330,187
Industrials	180,996	748,656	—	929,652
Information Technology	136,948	640,989	—	777,937
Other Common Stocks	—	1,448,278	—	1,448,278
Total Investments	$677,231	$4,799,163	—	$5,476,394

* As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.